Exhibit 99.1

UBS Global Life Sciences Conference September 26, 2005

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This presentation contains these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements. All forward-looking statements reflect management's present expectations of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors that could cause actual results to differ materially from the results predicted include challenges presented by our acquisitions; economic and political risks related to our international operations; changes in the healthcare industry; the impact of government regulation; dependence on our customers' research and development efforts; and changes or disruptions in our relationships with our customers, suppliers and key employees, together with other potential risks and uncertainties, all of which are detailed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Fisher Scientific International Inc.'s December 31st, 2004 Annual Report on SEC Form 10-K. Please refer to the supplementary information table on our website at www.fisherscientific.com under "Investor Presentations" for a reconciliation of the adjusted amounts presented herein to generally accepted accounting principles. Safe Harbor Statement and Regulation G Statement

The World Leader in Serving Science Leading supplier to scientific markets One-stop shop for the scientist Addressing complexity in the lab

Sales Operating Margin* Stock Price Equity Market Cap. Track Record of Accomplishment 1991 2005F $0.8 5.2% $3 $0.2 * Excludes impact of restructuring and non-recurring items and amortization of goodwill. ** Midpoint of guidance as of September 26, 2005. $5.6 13.2% $63 $8.0 ($ in billions, except per share amounts) ** Change 15% CAGR +800 bps 25% CAGR 30% CAGR **

World Leader in Growing Markets Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 U.S. Clinical Lab $10 billion U.S. Lab Safety and Personal Protection $12 billion Global Scientific Research $23 billion Markets Served Global Market: $50 billion Long-Term Growth Rate: 5 - 8% Global Biopharma Production $5 billion

World Leader in Growing Markets Market Drivers Markets Served Global Market: $23 billion* Long-Term Growth Rate: 5 - 8% Growth in R&D spending Increased focus on proteomics Pressure on drug development costs *Sources: Frost & Sullivan, Lab Products Association, and Fisher management estimates. Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 Global Scientific Research

World Leader in Growing Markets Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 Market Drivers Markets Served Global Market: $5 billion* Long-Term Growth Rate: 15 - 25% Growing number of biotech drugs Concern about contamination Global Biopharma Production *Includes: bioreactors, containers, serum and media, process liquids, chromatography and filtration products and other supplies. Sources: Global Industry Analysts (GIA), UBS, and Fisher management estimates.

World Leader in Growing Markets Market Drivers Markets Served U.S. Market: $10 billion* Long-Term Growth Rate: 4 - 5% Aging population Proliferation of patient testing Increased focus on specialized tests *Sources: Freedonia Group and Fisher management estimates. Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 U.S. Clinical Lab

World Leader in Growing Markets Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 U.S. Lab Safety and Personal Protection Market Drivers Markets Served U.S. Market: $12 billion* Long-Term Growth Rate: 4 - 6% Expansion of environmental and safety regulations Growth in homeland security spending Increased focus on bioterrorism protection *Sources: Frost & Sullivan, RK Miller, and Fisher management estimates.

Pharma 0.22 Hospitals 0.14 Reference Labs / Other 0.08 Other 0.29 Government 0.09 Medical Research 0.07 Colleges and Universities 0.11 Fisher Scientific - Revenues by Customer Pharma / Biotech 22% Colleges & Universities 11% Medical Research 7% Other Scientific Research 29% Hospitals 14% Ref. Labs 8% Government 9% Scientific Products & Services 78% HealthCare Products & Services 22%

Fisher's Customer Value Proposition Global operations Increasing complexity Cost pressures Customer Dynamics Fisher Value Proposition Global capabilities Broad product offering Wide range of value- added services Cost reductions Accelerated product development Results

Providing Value to Shareholders Operational Efficiencies Expand Product and Service Offering Shareholder Value Leverage Channel Position

Expand Product and Service Offering Providing Value to Shareholders Enhance proprietary offering Disposable containers Immunodiagnostics Bioreagents Pharmaceutical services Significant margin expansion

Operational Efficiencies Leverage fixed-cost structure Reduce working capital Generate synergies Providing Value to Shareholders Management focus on metrics

Leverage Channel Position Providing Value to Shareholders Over 350,000 customers in 150 countries Globally Integrated Supply Chain Preferred partner for suppliers Increasing penetration with customers Powerful Channel Position World-class distribution network Industry-leading proprietary products Service offerings

Free Cash Flow* Significant Free Cash Flow Generation Margin Expansion + = 2000 2001 2002 2003 2004 2005F** CAGR = 40% Cash Flow Efficiency * Free cash flow is defined as cash flow from operating activities less capital expenditures. See Supplementary Financial Information. ** Midpoint of guidance range of $405-$435 million as of September 26, 2005.

* Range of guidance as of September 26, 2005. ** Midpoint of guidance range as of September 26, 2005. *** Excludes restructuring and non-recurring items and amortization of goodwill. See Supplementary Financial Information. **** Excludes restructuring and non-recurring items and amortization of goodwill and intangibles. See Supplementary Financial Information. EPS CAGR: 23% Attractive Earnings per Share Growth 2000 2001 2002 2003 2004 2005F $3.47 - $3.52* $1.27 $1.40 $1.86 $2.49 $3.12 $3.73 - $3.78 * EPS*** Cash EPS**** 17 Operating Margin*** 6.8% 7.3% 7.5% 7.7% 10.2% 13.2%**

Investment Highlights Leader in large and growing markets Proven track record Strong platform for growth Significant cash flow generation

The World Leader in Serving Science

(in millions, except per share amounts) Supplementary Financial Information 20